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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 2001, in the Registration Statement (Form S-1) and related Prospectus of Gaiam, Inc. for the registration of 2,530,000 shares of its Class A common stock.

                                             /s/ Ernst & Young LLP


Denver, Colorado
June 18, 2001